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                                                                      EXHIBIT 10

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement File No. 33-73572 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.


                                                     /s/ Arthur Andersen LLP

Hartford, Connecticut
April 13, 1998